Exhibit 10.8

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. AMENDMENT/MODIFICATION NO. 187	2. EFFECTIVE DATE 10/23/2020	3. REQUISITION NO.	PAGE OF 1 4
4. ISSUED BY	CODE 5ACAAQ	5. ADMINISTERED BY (if other than item 4)	CODE 5ACAAQ
JESSICA J. STRINGER Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-5527 TELEPHONE FAX EMAIL		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

6. SUPPLIER NAME AND ADDRESS	CODE 000389122		7A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			7B. DATED (SEE ITEM 9)
TELEPHONE FAX EMAIL		x	8A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
8B. DATED (SEE ITEM 10)
04/23/2013
9. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered Solicitation is amended as set forth in Items 7A and 11. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 6 and 13, and returning   1   copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or email which includes a reference to the solicitation and amendment number. YOUR OFFER MAY BE REJECTED IF ACKNOWLEDGEMENT OF THIS AMENDMENT IS NOT RECEIVED AT THE PLACE DESIGNATED AND PRIOR TO THE HOUR AND DATE SPECIFIED. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or email, provided each letter or email makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

10. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACT / ORDER IN ITEM 8A. IT MODIFIES THE CONTRACT/ORDER NO. AS SET FORTH IN ITEM 11.

☐	A. THIS CHANGE IS ISSUED PURSUANT TO CLAUSE: (Specify clause by number and name)

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF MUTUAL AGREEMENT.
☒	D. OTHER: (Specify type of modification and authority) Mutual Agreement of the Contracting Parties

E. IMPORTANT: Supplier ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

11. DESCRIPTION OF AMENDMENT/MODIFICATION

This modification changes the Personnel Screening requirements in the Statement of Work and

Terms and Conditions.

In Section b. Criminal History, the language changes:

FROM

i. Has not been convicted of a felony criminal violation in the past five (5) years;

ii. Has not been convicted of serious criminal charges (e.g. murder, rape, robbery,

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 7A or 8A, as heretofore changed, remain unchanged and in full force and effect.

12. ACCOUNTING DATA	A. AWARD PAYMENT TERMS	B. NET CHANGE

13. SUPPLIER (Name, Date, Signature) Ron D. Stevens /s/ RON D. STEVENS TITLE: Vice President TELEPHONE: EMAIL: 10-30-2020	14. UNITED STATES POSTAL SERVICE (CO’s Name, Date, Signature) Brian Mckain /s/ BRIAN MCKAIN TITLE: Contracting Officer TELEPHONE: EMAIL: brian.m.mckain@usps.gov 10-30-2020

CONTINUATION SHEET	REQUISITION NO.	PAGE 2	OF 4

CONTRACT/ORDER NO. ACN-13-FX/187	AWARD/ EFFECTIVE DATE 10/23/2020	MASTER CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	DESCRIPTION OF GOODS/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

burglary, physical assaults, weapons violations,

or drug charges (felony or misdemeanor));

iii. Does not have any pending felony or serious

criminal charges; and

iv. Is not on parole for or probation for any

felony or serious criminal charges.

TO

i. Has not been convicted, in the past (5)

years, of a criminal violation which would result

in imprisonment of greater than one year;

ii. Has not been convicted of serious criminal

charges (e.g. murder, rape, robbery, burglary,

physical assaults, weapons violations, or drug

charges (excluding marijuana, within the past

five (5) years;

iii. Does not have any pending felony or serious

criminal charges;

iv. Is not on parole for or probation for any

felony or serious criminal charges; and

v. Has not failed to register as a sex offender

if required by the state of residency.

In Section 4. Denial, the language changes:

FROM

a. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has not received a security screening in

accordance with the criteria listed above under

Personnel Screening.

b. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has been convicted of, or is on probation or parole

for, or under suspended sentence for

assault, theft, or weapons charges or for the

Continued…

CONTINUATION SHEET	REQUISITION NO.	PAGE 3	OF 4

CONTRACT/ORDER NO. ACN-13-FX/187	AWARD/ EFFECTIVE DATE 10/23/2020	MASTER CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	DESCRIPTION OF GOODS/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

illegal use, possession, sale, or transfer of

controlled substances during the past five (5)

years.

c. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has been convicted of any criminal felony

violation during the past five (5) years, who is

on parole, probation, or suspended sentence for

commission of a criminal felony during the past

five (5) years.

d. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has ever been convicted of theft of mail

or other Postal offense.

e. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has an active warrant or is on probation or

is on parole.

f. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has any pending felony or serious criminal

charges.

g. Any other circumstances that in the

determination of the Postal Service makes the

individual unfit to provide services under this

contract.

TO

a. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has not received a security screening in

accordance with the criteria listed above under

Personnel Screening.

b. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has been convicted of, or is on probation or

parole for, or under suspended sentence for a

serious criminal offense (excluding convictions

involving marijuana) during the past five (5) years.

Continued…

CONTINUATION SHEET	REQUISITION NO.	PAGE 4	OF 4

CONTRACT/ORDER NO. ACN-13-FX/187	AWARD/ EFFECTIVE DATE 10/23/2020	MASTER CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	DESCRIPTION OF GOODS/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

c. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has been convicted of any criminal felony

violation during the past five (5) years, or is

on parole, probation, or suspended sentence for

commission of a criminal felony during the past

five (5) years.

d. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has ever been convicted of or identified in

the records of the Postal Inspection Service or

the USPS Office of Inspector General for theft of

mail or other postal related criminal violation

(state and federal).

e. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has an active warrant.

f. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has any pending felony or serious criminal charges.

g. An aviation supplier, subcontractor, or

employee of an aviation supplier or subcontractor

who has failed to register as a sex offender if

required by the state of residency.

h. Any other circumstances that in the determination

of the Postal Service makes the individual unfit to

provide services under this contract.

—

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Period of Performance: 09/30/2013 to 09/29/2024